UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2006

Radiant Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50283	04-3625550
(Commission File Number)	(IRS Employer Identification Number)

1227 120th NE, Bellevue, WA 98005
(Address of Principal Executive Offices)

(425) 462-1094
(Registrant’s Telephone Number, Including Area Code)

1604 Locust Street, Philadelphia, PA 19103
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement

On February 17, 2006, Radiant Logistics, Inc. (the “Company”) closed on a private placement transaction in which it agreed to issue an aggregate of 1,466,697 shares of its common stock (the “Shares”) at a purchase price of $.44 per share for gross cash consideration of $645,341. The Shares were issued to a limited number of accredited investors pursuant to a Securities Purchase Agreement (the “SPA”), a form of which is filed as an Exhibit to this Report.

In general, the SPA’s covered the sale of the Shares as “restricted securities”, subject to the resale limitations contained within the Securities Act of 1933, as amended (the “ Securities Act”). The SPA’s contained representations, warranties and covenants customary for transactions of this type, including standard and customary “piggyback “ registration rights which, subject to certain exceptions, obligate the Company to include the Shares in the next registration statement the Company elects to file with the Securities and Exchange Commission.

The foregoing description of the SPA’s is not complete, and is qualified in its entirety by reference to the full text of the Form of Securities Purchase Agreement which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On February 17, 2006, the Company closed on a private placement transaction involving the private sale of 1,466,697 shares of its common stock at a purchase price of $.44 per share to a limited number of accredited investors in a transaction exempt from registration under the Securities Act, in reliance on Section 4(2) of the Securities Act and the safe harbor offering exemption provided by Rule 506 promulgated under the Securities Act. The Share were sold for gross proceeds of $ 645,341; from which no underwriting discounts or commissions were paid.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Securities Purchase Agreement (executed by each of the purchasers in this offering).

Safe Harbor Statement

This report may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical facts included or incorporated by reference in this report, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs and plans and objective of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. We have based these forward-looking statements on our current expectations, projections and assumptions about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that, if not realized, may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. While it is impossible to identify all of the factors that may cause our actual operating performance, events, trends or plans to differ materially from those set forth in such forward-looking statements, we have attempted to identify some of the more material risk factors associated with our business and our stock from time to time in our Securities and Exchange Commission (SEC) filings and other public announcements. Furthermore, the general business assumptions used for purposes of the forward-looking statements included within such filings represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIANT LOGISTICS, INC.

Date: February 21, 2006	By:	/s/ Bohn H. Crain
Bohn H. Crain, CEO

Exhibit Index

10.1	Form of Securities Purchase Agreement (executed by each of the purchasers in this offering).